Capital Management - Summary of Regulatory Capital Measure and Risk-Weighted Assets (Detail) - CAD ($) $ in Millions	Jan. 31, 2021	Oct. 31, 2020
Fixed Rate of Instruments [Abstract]
CET1 Capital	$ 40,935	$ 40,077
Tier 1 Capital	46,700	45,840
Total Capital	54,584	54,661
Risk-Weighted Assets	328,822	336,607
Leverage Exposures	$ 966,509	$ 953,640
CET1 Capital Ratio	12.40%	11.90%
Tier 1 Capital Ratio	14.20%	13.60%
Total Capital Ratio	16.60%	16.20%
Leverage Ratio	4.80%	4.80%